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                                                                   EXHIBIT 10.29

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[LOGO OF BANK OF AMERICA]                                 AMENDMENT TO DOCUMENTS

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                  AMENDMENT NO. 1 TO BUSINESS LOAN AGREEMENT

     This Amendment No. 1 (the "Amendment") dated as of June 10, 1996 is between BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (the "Bank") and ORTEL CORPORATION (the "Borrower").

                                   RECITALS
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     A.   The Bank and the Borrower entered into a certain Business Loan
Agreement dated as of June 22, 1995 (the "Agreement").

     B.   The Bank and the Borrower desire to amend the Agreement.

                                   AGREEMENT
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     1.   DEFINITIONS.  Capitalized terms used but not defined in this Amendment
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shall have the meaning given to them in the Agreement.

     2.   AMENDMENTS.  The Agreement is hereby amended as follows:
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          2.2 In Paragraph 2.2 of the Agreement, the date "December 31, 1996" is substituted for the date "May 1, 1996."

     3.   EFFECT OF AMENDMENT.  Except as provided in this Amendment, all of the
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terms and conditions of the Agreement shall remain in full force and effect.

     This Amendment is executed as of the date stated at the beginning of this Amendment.


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
BANK OF AMERICA
NATIONAL TRUST AND SAVINGS ASSOCIATION              ORTEL CORPORATION



/s/ Kjell Gronvold                                  /s/ Wim H. J. Selders
-----------------------------------                 -------------------------------------------------
By: Kjell Gronvold, Vice President                  By: Wim H. J. Selders, President/Chief Executive
                                                    Officer



                                                    /s/ Stephen K. Workman
                                                    -------------------------------------------------
                                                    By: Stephen K. Workman, Vice President-
                                                    Finance/Chief Financial Officer
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